Exhibit 99.2 Presentation to Spirit Alternative Proposal February 4, 2025 | Strictly private and confidential

# Illustrative Capitalization Excluding $350mm Equity Rights Offering

## Sources & Uses

| *($ in millions)* | $ Amount |
|---|---|
| ***Sources*** | |
| New 2nd Lien Term B / Bond ("take-back debt") | $400 |
| New 1st Lien Bond | 800 |
| New Revolving Credit Facility ($400mm) | [] |
| **Total Sources** | **$1,200** |
| ***Uses*** | |
| Paydown Saturn RCF ($300M) | $300 |
| Paydown Saturn DIP Financing | 300 |
| New Saturn Exit Secured Notes | 400 |
| Other Saturn Transaction Fees | [27] |
| Cash to PF Balance Sheet | 173 |
| **Total Uses** | **$1,200** |

## Pro Forma Capitalization

| *($ in millions)* | Falcon 2/28/2025 | Saturn 2/28/2025 | (-) Debt Paydown | (+/-) Debt Restructuring | (-) Trxn Fees | (+/-) Total Adjs. | Pro Forma 2/28/2025 |
|---|---|---|---|---|---|---|---|
| Cash and Short Term Investments | *$647* | *$854* | *($600)* | *$800* | *($27)* | *$173* | *$1,674* |
| Restricted Cash | *--* | *218* | *(31)* | | | *(31)* | *187* |
| **Total Cash** | **$647** | **$1,072** | | | | **$142** | **$1,861** |
| Pre-Delivery Credit Facility | $351 | -- | | | | -- | $351 |
| Floating Rate Building Note | 12 | -- | | | | -- | 12 |
| RCF ($300M Capacity) | -- | 300 | (300) | | | (300) | -- |
| DIP Financing | -- | 300 | (300) | | | (300) | -- |
| 8.00% Senior Secured Notes due 2025 | -- | 1,110 | | (1,110) | | (1,110) | -- |
| Fixed-rate Term Loans due through 2039 | -- | 1,034 | | | | -- | 1,034 |
| Saturn EETCs due 2026 - 2030 | -- | 514 | | | | -- | 514 |
| 4.75% Convertible Senior Notes due 2025 | -- | 25 | | (25) | | (25) | -- |
| 1.00% Convertible Senior Notes due 2026 | -- | 500 | | (500) | | (500) | -- |
| New 2nd Lien Term B / Bond ("take-back debt") | -- | -- | | 400 | | 400 | 400 |
| New 1st Lien Bond | -- | -- | | 800 | | 800 | 800 |
| **Total Secured Debt** | **$363** | **$3,783** | | | | **($1,035)** | **$3,111** |
| Affinity Card Advance Purchase of Mileage Credits | 100 | -- | | | | -- | 100 |
| PSP Promisory Notes | 66 | -- | | | | -- | 66 |
| Term Loans due in 2031 | -- | 121 | | | | -- | 121 |
| **Total Unsecured Debt** | **$166** | **$121** | | | | **--** | **$287** |
| **Total Debt** | **$529** | **$3,903** | | | | **($1,035)** | **$3,397** |
| Operating Lease Liabilities | $3,977 | $4,193 | | | | -- | $8,170 |
| **Total Lease-Adj. Debt** | **$4,506** | **$8,096** | | | | **($1,035)** | **$11,567** |
| **Total Lease-Adj. Net Debt** | **$3,859** | **$7,024** | | | | **($1,177)** | **$9,706** |
| **Available Liquidity** | | | | | | | |
| Unrestricted Cash | *$647* | *$854* | | | | | *$1,674* |
| Undrawn RCF | *--* | *--* | | | | | *400* |
| **Total Liquidity** | **$647** | **$854** | | | | | **$2,074** |
| **Credit Statistics** | | | | | | | |
| 2025E Adj. EBITDAR (Excl. Synergies) | $1,316 | $666 | | | | | $1,982 |
| 2025E Adj. EBITDAR (Incl. Synergies) | | | | | | | 2,582 |
| Total Lease-Adjusted Debt / 2025E Adj. EBITDAR (Excl. Synergies) | 3.4x | 12.2x | | | | | 5.8x |
| Total Lease-Adjusted Debt / 2025E Adj. EBITDAR (Incl. Synergies) | | | | | | | 4.5x |
| Total Lease-Adjusted Net Debt / 2025E Adj. EBITDAR (Excl. Synergies) | 2.9x | 10.5x | | | | | 4.9x |
| Total Lease-Adjusted Net Debt / 2025E Adj. EBITDAR (Incl. Synergies) | | | | | | | 3.8x |

Source: Falcon Management, Spirit Disclosure Statement (Chapter 11 Plan of Reorganization), filed as of December 18, 2024.
Notes: Based on $600mm of run-rate synergies.

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# Take-Back Debt Term Sheet

| | |
|---|---|
| *Issue* | Term Loan B or Notes |
| *Principal Amount* | $400mm |
| *Tenor* | 6 Years |
| *Coupon* | 11.0% Cash / 8.0% Cash + 4.0% PIK |
| *Security*(1,2) | 2nd Lien claim on the following collateral:<br>• *Falcon Loyalty Program (~$3.1bn)*<br>• *Falcon Brand IP (~$1.5bn)*<br>• *Saturn Brand IP (~$1.6bn)*<br>• *Saturn Loyalty Program (~$1.1bn)*<br>• *Saturn Co-branded Credit Card (~$1.6bn)*<br>• *Saturn Engines (~$225mm)*<br>• *Saturn Slots (~$85mm)*<br>• *Saturn Spare Parts (~$140mm)*<br>• *Other Saturn Assets (~$475mm)*(3) |
| *Call Protection* | NC2; par thereafter |
| *Covenants* | 25% Maximum 1st Lien LTV<br>*No Other Financial Covenants* |

(1) Collateral values based on latest appraisals and management estimates.
(2) Value of Saturn loyalty assets subject to change and may not be included in collateral package
(3) Includes headquarters ($288mm), other spare engines ($123mm), hangar ($27mm), simulators ($26mm), and ground service equipment ($12mm).

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